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                                                                  EXHIBIT 99.1


                                    PROXY
                             BANK OF SANTA CLARA
                 SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                       SPECIAL MEETING OF STOCKHOLDERS


   The undersigned shareholder of Bank of Santa Clara (the "Bank") hereby appoints ______________, ______________ and ________________ and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Bank which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Bank to be held on ________________ ____, 2000 at _____ A.M. and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

   1. To approve and adopt the Agreement and Plan of Reorganization dated as of January 26, 2000 by and among Bank of Santa Clara, Greater Bay Bancorp and GBB Merger Corp., and the transactions contemplated thereby, including the merger of GBB Merger Corp. with and into Bank of Santa Clara.

               [_] FOR       [_] AGAINST      [_] ABSTAIN

   2. To transact such other business as may properly come before the meeting.

   (This proxy will be voted as directed by the shareholder or, if no instructions are given by the shareholder, the proxy holders will vote "FOR" the above proposal.)


                                (Continued and to be signed on other side)
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(Continued from other side)

THE PROXY HOLDERS DESIGNATED BY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


--------------------------------          ---------------------------, 2000
        Number of Shares                  Dated

                                          ----------------------
                                          Signature of Shareholder

                                          ----------------------
                                          Print Name

                                          ----------------------
                                          Signature of Shareholder

                                          ----------------------
                                          Print Name

          When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than on trustee, all should sign. All joint owners must sign.
          I/we do [_] do not [_] expect to attend this meeting.